UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 24, 2023
Date of report (Date of earliest event reported)

NEVADA CANYON GOLD CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55600	46-5152859
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

316 California Ave., Suite 543 Reno, Nevada	89509
(Address of Principal Executive Offices)	(Zip Code)

(888) 909-5548
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Copies to:

Janus Capital Law Group

Attn.: Deron Colby, Esq.

22 Executive Park, Suite 250

Irvine, California 92614

Phone: (949) 633-8965

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NGLD	OTC Markets (Pinks)

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2023, Nevada Canyon Gold Corp., a Nevada corporation (the “Company”), entered into a Consulting Agreement with Ryan McMillan. Under the Agreement, the Mr. McMillan will serve in the capacity of Vice President of Operations. The Company will issue Mr. McMillan 2,000,000 shares, vesting ratably on a quarterly basis over the two-year term of the agreement for the Consultant’s services, beginning March 1, 2023.

On February 24, 2023, the Company entered into a Consulting Agreement with RNR Enterprises (“RNR”). Under the Agreement, RNR will provide consulting services related to the Company’s corporate communications efforts. The Company will issue RNR 750,000 shares, vesting ratably on a quarterly basis over the three-year term of the agreement for RNR’s services, beginning March 1, 2023.

On February 24, 2023, the Company entered into a Consulting Agreement with Little Hill Holdings, a Tennessee limited liability company (“LHL”). Under the Agreement, LHL will provide consulting services related to the Company’s operating and administrative efforts. The Company will issue LHL 1,250,000 shares, vesting ratably on a quarterly basis over the three-year term of the agreement, for LHL’s services, beginning March 1, 2023.

The foregoing descriptions of the terms of the consulting agreement is a summary and is qualified in all respects by reference to the agreements, which are included as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

No.	Description

10.1	Consulting Agreement, dated February 24, 2023, by and between Nevada Canyon Gold Corp. and Ryan McMillan.
10.2	Consulting Agreement, dated February 24, 2023, by and between Nevada Canyon Gold Corp. and RNR Enterprises
10.3	Consulting Agreement, dated February 24, 2023, by and between Nevada Canyon Gold Corp. and Little Hill Holdings LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA CANYON GOLD CORP.

Date: February 27, 2023	By	/s/ Jeffrey A. Cocks
Jeffrey A. Cocks
President and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing
10.1	Consulting Agreement dated February 24, 2023, by and between Nevada Canyon Gold Corp. and Ryan McMillan.	Filed Electronically
10.2	Consulting Agreement dated February 24, 2023 by and between Nevada Canyon Gold Corp. and RNR Enterprises.	Filed Electronically
10.3	Consulting Agreement dated February 24, 2023 by and between Nevada Canyon Gold Corp. and Little Hill Holdings LLC.	Filed Electronically
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)